UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

June 25, 2009

BPZ Resources, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-12697	33-0502730
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

580 Westlake Park Blvd., Suite 525

Houston, Texas 77079

(Address of Principal Executive Offices)

(281) 556-6200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 25, 2009, BPZ Resources, Inc. (the “Company”) entered into definitive agreements to sell 18.8 million shares of its Common Stock, no par value, at $4.66 per share in a registered offering.  The shares of common stock were offered pursuant to a Shelf Registration Statement on Form S-3 (Registration No. 333-147463) originally filed on November 16, 2007 and amended on December 6, 2007, including related prospectus supplement dated June 25, 2009 and filed on June 26, 2009.  A copy of the form of subscription agreement is attached hereto as Exhibit 99.1 and is incorporated by reference. The Company expects the closing date of this offering will be on or about June 30, 2009.

On June 25, 2009, the Company entered into a placement agency agreement with Canaccord Adams Inc., Raymond James & Associates, Inc., Pritchard Capital Partners, LLC, Rodman & Renshaw, LLC and Wunderlich Securities, Inc. as its placement agents in connection with this offering.  The placement agents have no obligation to buy any of the shares of the Company’s common stock or to arrange for the purchase or sale of any specific dollar amount of the shares of common stock. The Company has agreed to a 5% placement agency fee of the gross proceeds received by the Company at each closing date to be paid in accordance with the terms of the placement agency agreement. A copy of the placement agency agreement is attached hereto as exhibit 1.1 and is incorporated by reference.

Item 7.01 Regulation FD Disclosure.

On June 25, 2009, the Company issued a press release announcing it entered into definitive agreements to sell 18.8 million shares of its common stock at $4.66 per share in a registered offering. A copy of the press release, dated June 25, 2009, is furnished as Exhibit 99.2 to this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 1.1

Placement Agency Agreement, dated June 25, 2009, by and among BPZ Resources, Inc., Canaccord Adams Inc., Raymond James & Associates, Inc., Pritchard Capital Partners, LLC, Rodman & Renshaw, LLC and Wunderlich Securities

Exhibit 99.1	Form of Subscription Agreement by and among BPZ Resources and Investors

Exhibit 99.2	BPZ Resources, Inc. Press Release, dated June 25, 2009, and furnished with this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BPZ RESOURCES, INC.
(Registrant)

Dated: June 29, 2009	By:	/s/ Heath W. Cleaver
	Name:	Heath W. Cleaver
	Title:	Vice President – Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 1.1

Placement Agency Agreement, dated June 25, 2009, by and among BPZ Resources, Inc., Canaccord Adams Inc., Raymond James & Associates, Inc., Pritchard Capital Partners, LLC, Rodman & Renshaw, LLC and Wunderlich Securities

Exhibit 99.1	Form of Subscription Agreement by and among BPZ Resources and Investors

Exhibit 99.2	BPZ Resources, Inc. Press Release, dated June 25, 2009, and furnished with this report.